CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement of ADTRAN, Inc. on Form S-8 of our reports dated January 14, 1997, on our audits of the financial statements and the financial statement schedule of ADTRAN, Inc. as of December 31, 1996 and 1995, and for the years ended December 31, 1996, 1995, and 1994, which reports are incorporated by reference in the Annual Report on Form 10-K.


                                                    COOPERS  &  LYBRAND  L.L.P.


Birmingham, Alabama
June 30, 1997